                            SUPPLEMENT TO PROSPECTUS
              FOR THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)
                               SEPARATE ACCOUNT H
                                DATED MAY 1, 2002

OPTIONAL BENEFITS

         GUARANTEED RETIREMENT INCOME PROGRAM III. Applications received on or after May 5, 2003 may be issued with an optional Guaranteed Retirement Income Program III ("GRIP III") if you elect GRIP III and if GRIP III is available for sale in the state where the contract is sold. (GRIP III is not available for contracts issued under the exchange offers described in Appendices H, I, J and K to this prospectus.) The original GRIP is no longer available for contracts issued after June 29, 2001. The original GRIP is described in Appendix M. GRIP II is no longer available for applications received on or after May 5, 2003 in states where GRIP III is available. Election of GRIP III may only be made at issue, is irrevocable, and GRIP III may only be terminated as described below.

         GRIP III guarantees a minimum lifetime fixed income benefit in the form of fixed monthly annuity payments. The amount of these payments is determined by applying the Income Base to the annuity purchase rates in the GRIP III rider. As described below, the Income Base is calculated as the greater of purchase payments accumulated at a fixed growth factor or the maximum contract anniversary value, less amounts deducted in connection with partial withdrawals. Because the annuity options provided for in the contract are based on the contract value and current annuity purchase rates at the time of annuitization, the amount of the monthly annuity payments under such options may exceed the monthly annuity payments provided by GRIP III. If GRIP III is exercised and the monthly annuity payments available under the contract are greater than the monthly annuity payments provided by GRIP III, we will pay the monthly annuity payments available under the contract. For GRIP III, we impose an annual fee of 0.50% of the Income Base. The fee is deducted from the contract value on each contract anniversary.

         Income Base The Income Base upon which the amount of GRIP III annuity payments is based is the greater of (i) the Growth Factor Income Base or (ii) the Step-Up Income Base.

         Growth Factor Income Base. The Growth Factor Income Base is equal to
         (a) less (b), where:

         (a) is the sum of all purchase payments made, accumulated at the growth factor indicated below starting on the date each payment is allocated to the contract, and

         (b) is the sum of Withdrawal Reductions (defined below) in connection with partial withdrawals taken, accumulated at the growth factor indicated below starting on the date each deduction occurs.

         If total partial withdrawals taken during a Contract Year are no greater than the Annual Withdrawal Limit then the Withdrawal Reduction reduces the Growth Factor Income Base by the dollar amount of the partial withdrawal. If total partial withdrawals taken during a Contract Year are greater than the Annual Withdrawal Limit, then the Withdrawal Reduction will instead reduce the Growth Factor Income Base on a pro rata basis, equal to (i) times (ii) where:
(i) is equal to the Growth Factor Income Base immediately prior to the partial withdrawal and (ii) is equal to the partial withdrawal amount divided by the contract value prior to the partial withdrawal.

         In any contract year, the Annual Withdrawal Limit is determined by multiplying the Growth Factor Income Base on the previous contract anniversary by the growth factor indicated below.

         The growth factor is 5% per annum if the oldest annuitant is 75 or younger at issue, and 3% per annum if the oldest annuitant is 76 or older at issue. The growth factor is reduced to 0% once the oldest annuitant has attained age 85.

         Step-Up Income Base. The Step-Up Income Base is equal to the greatest anniversary value after the effective date of GRIP III and prior to the oldest annuitant's attained age 81. The anniversary value is equal to the contract value on the last day of the contract year, plus subsequent purchase payments, less the percentage reduction in your Contract Value attributable to the amount of all partial withdrawals taken since the last day of the contract year.

         THE INCOME BASE IS USED SOLELY FOR PURPOSES OF CALCULATING THE GRIP III MONTHLY ANNUITY PAYMENTS AND DOES NOT PROVIDE A CONTRACT VALUE OR GUARANTEE PERFORMANCE OF ANY INVESTMENT OPTION.

         EXERCISE OF GRIP III

         Conditions of Exercise. GRIP III may be exercised subject to the following conditions:

         1. GRIP III may not be exercised until the 10th contract anniversary and then must be exercised within 30 days immediately following the 10th contract anniversary or a subsequent contract anniversary, and

         2. GRIP III must be exercised by the contract anniversary immediately prior to the oldest annuitant's 85th birthday or the 10th contract anniversary, if later.

         Monthly Income Factors. The Income Base, reduced for any remaining withdrawal charges and any applicable premium taxes, may be applied to monthly income factors to purchase a guaranteed lifetime income under the following annuity options:

         OPTION 1: LIFE ANNUITY WITH A 10-YEAR PERIOD CERTAIN - An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetime of the annuitant. Since payments are guaranteed for 10 years, annuity payments will be made to the end of such period if the annuitant dies prior to the end of the tenth year.

         OPTION 2: JOINT AND SURVIVOR LIFE ANNUITY WITH A 10-YEAR PERIOD CERTAIN
         - An annuity with payments guaranteed for 10 years and continuing thereafter during the joint lifetime of the annuitant and a designated co-annuitant. Since payments are guaranteed for 10 years, annuity payments will be made to the end of such period if both the annuitant and the co-annuitant die prior to the end of the tenth year.

         The Monthly Income Factor used will depend upon the sex (except for Contracts issued to employer sponsored retirement plans as required by applicable law) and age nearest birthday of the Annuitant and Co-Annuitant, if any. The Monthly Income Factors are based on the Annuity 2000 Mortality Table with interest at the rate of 2.5% per annum. The Monthly Income Factors used for Contracts issued to employer sponsored retirement plans are based on unisex mortality rates. Unisex rates are derived by blending male and female mortality rates based on the Annuity 2000 Mortality Table with interest at the rate of 2.5% per annum. The annuitant may only be changed to an individual that is the same age or younger than the oldest current annuitant. A change of annuitant will not affect the Income Base calculation.

         The use of GRIP III is limited in connection with its use under qualified plans, such as an IRA, because of the minimum distribution requirements imposed by federal tax law on these plans. In general, if GRIP III is not exercised on or before the date required minimum distributions must begin under a qualified plan, you or your beneficiary may be unable to exercise the benefit under GRIP III.

         Hence, you should consider that since (a) GRIP III may not be exercised until the 10th contract anniversary after its election and (b) the election of GRIP III is irrevocable, there can be circumstances under a qualified plan in which you will be charged a GRIP III fee (discussed further below), even though neither you nor your beneficiary may be able to exercise GRIP III because of the restrictions imposed by the minimum distribution requirements. If you plan to exercise GRIP III after your required beginning date under a qualified plan, you should consider whether GRIP III is appropriate for your circumstances. Please consult your advisor.

         In order to comply with applicable federal income tax laws, in some circumstances, we will shorten the guarantee period under an annuity option so that it does not exceed the life expectancy of the annuitant, or the joint life expectancy of the joint annuitants, depending on the annuity option chosen. Once the guarantee period is shortened upon exercise of GRIP III, it will not be further reduced. The guarantee period will never be increased based on the life expectancy of the annuitant or at any other time or due to any other event.

         When you exercise GRIP III, actual income will be based on the greater of (i) your GRIP III Income Base at the Monthly Income Factors described above or (ii) your contract value at current annuitization rates.(The Income Base cannot be applied to current annuitization rates.)

         Illustrated below are the income amounts provided by GRIP III, assuming a $100,000 initial purchase payment into a non-qualified contract, with no subsequent payments or withdrawals. "Current" is based on Contract Value at current annuitization rates. Contract Value is assumed to be as listed below. Current annuitization rates applied to Contract Value assume an interest rate of 6.70%, which is the average of the SPIA (Single Premium Immediate Annuity) statutory maximum valuation rates for the period 1993-2002, as required by Illinois guidelines. "Guaranteed" is based on GRIP III Income Base at the Monthly Income Factors described above. A 5% growth factor is assumed in calculating the Growth Factor Income Base. The Step Up Income Base is assumed to be less than the Growth Factor Income Base.

EXAMPLE 1 - male annuitant age 60 at issue - Option 1: Life Annuity with a 10-Year Period Certain

                                                                  Annual Income
                                                            ---------------------------
Contract Anniversary at                                                                   Annual Income
  Exercise of GRIP III    Account Value   Income Base       Current          Guaranteed      Provided
  --------------------    -------------   -----------       -------          ----------      --------
           10                $90,000       $162,889          $8,651            $9,676            $9,676
           15               $105,000       $207,893         $11,088           $14,095           $14,095
           20               $120,000       $265,330         $13,824           $20,059           $20,059

EXAMPLE 2 - male and female co-annuitants, both age 60 at issue - Option 2:
Joint and Survivor Life Annuity with a 10-Year Period Certain

                                                                  Annual Income
                                                            ---------------------------

 Contract Anniversary at                                                                  Annual Income
  Exercise of GRIP III    Account Value   Income Base       Current          Guaranteed      Provided
  --------------------    -------------   -----------       -------          ----------      --------
           10                $90,000       $162,889          $7,333            $7,975            $7,975
           15               $105,000       $207,893          $9,475           $11,501           $11,501
           20               $120,000       $265,330         $12,154           $16,429           $16,429

         TERMINATION OF GRIP III

                  GRIP III will terminate upon the earliest to occur of:

                  (a) the contract anniversary immediately prior to the oldest annuitant's 85th birthday or the tenth contract anniversary, if later;

                  (b)      the termination of the contract for any
                           reason; or

                  (c)      the exercise of GRIP III.

         THE ELECTION OF GRIP III ON A CONTRACT MAY NOT ALWAYS BE IN YOUR INTEREST SINCE AN ADDITIONAL FEE IS IMPOSED FOR THIS BENEFIT.

         GRIP III FEE. The risk assumed by us associated with GRIP III is that annuity benefits payable under GRIP III are greater than annuity benefits that would have been payable if you had selected another annuity benefit permitted by the contract and described in the prospectus under "PAY-OUT PERIOD PROVISIONS." To compensate us for this risk, we charge an annual GRIP III fee (the "GRIP III Fee"). On or before the maturity date, the GRIP III Fee is deducted on each contract anniversary. The amount of the GRIP III Fee is equal to 0.50% multiplied by the Income Base in effect on that contract anniversary. The GRIP III Fee is withdrawn from each investment option in the same proportion that the value of the investment account of each investment option bears to the contract value.

         If there is a full withdrawal of contract value on any date other than the contract anniversary, we will deduct a pro-rata portion of the GRIP III Fee from the amount paid upon withdrawal. In the case of a full withdrawal, the GRIP III Fee will be multiplied by the Income Base immediately prior to withdrawal. The GRIP III Fee will not be deducted during the annuity period. For purposes of determining the GRIP III Fee, the commencement of annuity payments will be treated as a full withdrawal.

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         GRIP III DOES NOT PROVIDE CONTRACT VALUE OR GUARANTEE PERFORMANCE OF ANY INVESTMENT OPTION. BECAUSE THIS BENEFIT IS BASED ON CONSERVATIVE ACTUARIAL FACTORS, THE LEVEL OF LIFETIME INCOME THAT IT GUARANTEES MAY OFTEN BE LESS THAN THE LEVEL THAT WOULD BE PROVIDED BY APPLICATION OF CONTRACT VALUE AT CURRENT ANNUITY FACTORS. THEREFORE, GRIP III SHOULD BE REGARDED AS A SAFETY NET. AS DESCRIBED ABOVE UNDER "INCOME BASE," WITHDRAWALS WILL REDUCE THE GRIP III BENEFIT.

                         SUPPLEMENT DATED APRIL 1, 2003